Exhibit 99.1

Mannatech Founder Sam Caster Steps Down from the Company’s Board

J. Stanley Fredrick Elected as Chairman

Coppell, Texas, February 2, 2009 – Mannatech, Incorporated (NASDAQ - MTEX), a leading developer and provider of proprietary dietary supplements, weight management products and skin care solutions, today announced the resignation of the company’s founder, Sam Caster, from the company’s board of directors. The board of directors has elected Lead Director Stan Fredrick to replace Mr. Caster as the Chairman of the Board.

“I have always considered it an honor and a privilege working with our independent Associates. This change removes administrative responsibility, and provides time and opportunity to help our Associates further develop our global business,” said Sam Caster, founder and outgoing chairman of Mannatech. “The election of Stan Fredrick to succeed me as Chairman of the Board allows us to concentrate our efforts in areas where we can be most effective.”

“On behalf of Mannatech’s employees and more than 500,000 global independent sales Associates, we appreciate Sam’s long-term dedication and contributions to the company since its inception and his willingness to help facilitate solutions,” said Wayne Badovinus, Mannatech’s president and CEO. “Mannatech’s research, products and business opportunity enrich the quality of life for sales Associates and customers around the world. I am proud of the company’s progress as we work to become the world’s leading wellness solutions provider.”

Caster will continue to concentrate his efforts on the implementation of the company’s recently revised business opportunity, supporting the direction of Mannatech’s leadership team and field sales initiatives.

About Mannatech

Mannatech, Incorporated, is a global wellness solutions provider of innovative, high-quality, proprietary dietary supplements, weight management products and skin care solutions sold through independent Associates and Members located in the United States and the international markets of Canada, Australia, the United Kingdom, Japan, New Zealand, the Republic of Korea, Taiwan, Denmark, Germany, South Africa, and Singapore. For more information please visit www.mannatech.com or www.allaboutmannatech.com.

Please Note: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as “intend” or other similar words or the negative of such terminology. Similarly, descriptions of Mannatech’s objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Mannatech believes this release should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Mannatech’s inability to attract and retain associates and members, increases in competition, litigation, regulatory changes, and its planned growth into new international markets. Although Mannatech believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

Contact Information:

Gary Spinell

Vice President

Corporate Communications

972-471-6512

ir@mannatech.com

www.mannatech.com

www.exploremannatech.com

www.allaboutmannatech.com